EXHIBIT 10.14

                            CONTRACT NO. ____________
                           BETWEEN " ORGANITECH LTD "
                           AND ZAO "SAD-GIGANT KHOLOD"

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                        CONTRACT FOR THE PURCHASE OF THE
                                   EQUIPMENT

1.   SUBJECT AND SCOPE OF THE DELIVERY

2.   PRICES AND TOTAL VALUE OF THE CONTRACT

3.   TERMS OF PAYMENT

4.   DELIVERY DATES

5.   LIQUIDATED DAMAGES

6.   TECHNICAL DOCUMENTATION

7.   GUARANTEE OF THE QUALITY OF THE EQUIPMENT

8.   INSTALLATION AND ACCEPTANCE

9.   PACKING AND MARKING

10.  INSURANCE

11.  FORCE MAJEURE

12.  ARBITRATION

13.  OTHER CONDITIONS

14.  EFFECTIVE DATE

15.  LEGAL ADDRESSES OF THE PARTIES

CONTRACT NO.  _____________
SLAVYANSK-ON-KUBAN             ___ ______   2005

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THE ORGANITECH LTD. COMPANY (P.O.BOX 700, YOQNEAM, 20692, ISRAEL), HEREINAFTER
REFERRED TO AS THE "SELLER", REPRESENTED BY ITS CEO, MR. LIOR HESSEL, ON THE ONE HAND, AND

THE CLOSE CORPORATION "SAD-GIGANT KHOLOD" (THE TOWN OF SLAVYANSK-ON-KUBAN, RUSSIAN FEDERATION), HEREINAFTER REFERRED TO AS THE "BUYER", AS WELL AS THE "CONSIGNEE", IN THE PERSON OF THE DIRECTOR, MR. ALEXANDER KLAD, ON THE OTHER HAND, BOTH SIDES, TOGETHER OR SEPARATELY HEREINAFTER REFERRED TO AS THE "PARTIES" OR "PARTY" RESPECTIVELY,

HAVE CONCLUDED THE PRESENT CONTRACT FOR THE FOLLOWING:

1. SUBJECT AND SCOPE OF THE DELIVERY

1.1. THE SELLER HAS SOLD, AND THE BUYER HAS BOUGHT, ON TERMS OF FOB HAIFA PORT, ISRAEL, (INCOTERMS 2000), "THE EQUIPMENT FOR THE GROWTH OF LEAFY VEGETABLES", AS WELL AS THE TECHNICAL DOCUMENTATION IN ACCORDANCE WITH APPENDIXES 1 AND 2 OF THE PRESENT CONTRACT, BEING INTEGRAL PARTS OF THE PRESENT CONTRACT, HEREINAFTER REFERRED TO AS THE "EQUIPMENT".

THE SELLER SHALL TRANSFER TO THE BUYER THE RIGHT OF PROPERTY FOR THE EQUIPMENT, AND THE BUYER HAS TO PAY TO THE SELLER THE PRICE OF THE EQUIPMENT AND TO ACCEPT THE DELIVERY OF THE EQUIPMENT.

1.2. THE SELLER SHALL CARRY OUT THE INSTALLATION WORK UNDER THE PRESENT
CONTRACT.

1.3. THE DELIVERY OF THE EQUIPMENT SHALL BE PERFORMED IN THE FOLLOWING WAY:

A) THE SELLER ON THE FOB TERMS (INCOTERMS 2000) SHALL DELIVER THE EQUIPMENT TO HAIFA PORT, ISRAEL, AND TRANSHIP IT FOR TRANSFER TO THE BUYER'S CARRIER;

B) THE BUYER'S CARRIER, HAVING NOTIFIED ABOUT ITS CONSENT TO ACCEPT THE EQUIPMENT FOR TRANSPORTATION, SHALL DELIVER THE EQUIPMENT TO THE SELLER VIA THE PORT OF NOVOROSSIYSK, RUSSIA, TO THE PLACE OF DELIVERY AT THE ADDRESS: 615 SHKOLNAYA STR., SLAVYANSK-ON-KUBAN, RUSSIA.

2. PRICES AND TOTAL VALUE OF THE CONTRACT

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2.1. THE TOTAL VALUE OF THE CONTRACT AMOUNTS TO: 2,726,700 $ US DOLLARS,

( TWO MILLION AND SEVEN HUNDRED AND TWENTY SIX THOUSAND AND SEVEN HUNDRED DOLLARS US AND 00\100 US DOLLARS).

THE PRICES OF THE EQUIPMENT ARE INDICATED TO BE FOB DELIVERY TERMS AT HAIFA PORT, ISRAEL.

CUSTOM CLEARANCE ON THE SELLER'S TERRITORY SHALL BE EFFECTED AT THE EXPENSE OF THE SELLER.

CUSTOM CLEARANCE OF THE EQUIPMENT ON THE BUYER'S TERRITORY SHALL BE EFFECTED AT THE EXPENSE OF THE BUYER.

2.2. THE PRICES ARE FIXED AND NOT SUBJECT TO ALTERATIONS FOR THE WHOLE TIME OF DELIVERY.

2.3. THE PRICE INCLUDES COST OF EQUIPMENT, COST OF TECHNICAL DOCUMENTATION, COST OF PACKAGING, COST OF MARKING, COST OF DELIVERY FROM THE SELLER'S PREMISES TO THE PORT AND TRANSHIPMENT, COST OF EXPORT CUSTOM CLEARANCE ON THE SELLER'S TERRITORY, AS WELL AS THE INSTALLATION WORK.

3. TERMS OF PAYMENT

THE CURRENCY OF THE PRESENT CONTRACT SHALL BE US DOLLARS.

PAYMENT FOR THE COST OF THE EQUIPMENT SHALL BE EFFECTED IN THE FOLLOWING WAY:

3.1. THE DOWN PAYMENT - 30%

THE AMOUNT OF 818,010 $US DOLLARS (EIGHT HUNDRED AND EIGHTEEN THOUSAND AND TEN DOLLARS US), BEING 30% (THIRTY PER CENT) OF THE TOTAL VALUE OF THE CONTRACT, SHALL BE PAID AGAINST THE SELLER'S INVOICE TO THE SPECIFIED AMOUNT WITHIN 10 BANKING DAYS OF THE DATE OF SIGNING OF THE PRESENT CONTRACT BY A DIRECT BANK TRANSFER TO ISRAEL TO THE SELLER'S SETTLEMENT ACCOUNT IN THE BANK IN ISRAEL, SO THAT THE AMOUNT WILL BE AT FREE DISPOSAL OF THE SELLER. THE INVOICE SHALL BE PRESENTED IN THREE ORIGINAL COPIES MADE IN ENGLISH.

THE PAYMENT SHALL BE EFFECTED TO THE SELLER'S BANK ACCOUNT:

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BANK LEUMI LEISRAEL
CENTRAL BRANCH HAIFA
ISRAEL
BANK-10
BRANCH-876
ACCOUNT - 193300/11
SWIFT CODE-LUMIILITHAI
ACCOUNT NAME-ORGANITECH LTD

ALL BANK CHARGES UNDER THE PRESENT CONTRACT IN THE COUNTRY OF THE BUYER SHALL BE PAID BY THE BUYER, AND ALL BANK CHARGES IN THE COUNTRY OF THE SELLER SHALL BE PAID BY THE SELLER.

THE SECOND PAYMENT - 70%

THE BUYER SHALL ISSUE THE AMOUNT OF $1,908,690 US DOLLARS (ONE MILLION AND NINE HUNDRED AND EIGHT THOUSAND AND SIX HUNDRED AND NINTY DOLLARS US ), BEING 70% (SEVENTY PER CENT) OF THE TOTAL VALUE OF THE CONTRACT, AS A STRAIGHT DOCUMENTARY LETTER OF CREDIT, OPENED IN THE SAVINGS BANK OF THE RUSSIAN FEDERATION IN FAVOUR OF THE SELLER AND ADVISED BY THE BANK LEUMI LEISRAEL CENTRAL BRANCH HAIFA (SWIFT CODE-LUMIILITHAL) WITHIN 45 BANKING DAYS OF THE DATE WHEN THE SELLER RECEIVED THE BANK TRANSFER WITH THE DOWN PAYMENT INDICATED ABOVE.

THE LETTER OF CREDIT SHALL CONTAIN AN INDICATION OF ITS CONFORMITY WITH THE UNIFORM RULES AND CUSTOMS FOR DOCUMENTARY LETTERS OF CREDIT (1993 EDITION, ICC PUBLICATION NO. 500).

THE LETTER OF CREDIT SHALL BE CONFIRMED BY A FIRST-CLASS EUROPEAN BANK. THE VALIDITY OF THE LETTER OF CREDIT SHALL BE 260 DAYS. THE LETTER OF CREDIT CONSISTS OF:

THE PAYMENT - 30%

THE AMOUNT OF 818,010 $US DOLLARS (EIGHT HUNDRED AND EIGHTEEN THOUSAND AND TEN DOLLARS),

BEING 30% (THIRTY PER CENT) OF THE TOTAL VALUE OF THE CONTRACT, SHALL BE PAID TO THE SELLER AFTER THE SELLER PROVIDES A CONFIRMATION OF THE 50% READINESS OF THE EQUIPMENT FOR SHIPMENT AND PRESENTS AN INVOICE TO THE AMOUNT INDICATED IN THIS PARAGRAPH IN THREE ORIGINAL COPIES MADE IN ENGLISH.

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THE PAYMENT - 30%

THE AMOUNT OF 818,010 $US DOLLARS (EIGHT HUNDRED AND EIGHTEEN THOUSAND AND TEN DOLLARS),

BEING 30% (THIRTY PER CENT) OF THE TOTAL VALUE OF THE CONTRACT, SHALL BE PAID TO THE SELLER AFTER THE BUYER NOTIFIES ABOUT THE RECEIPT BY THE LATTER FROM THE SELLER OF THE FOLLOWING DOCUMENTS:

- CONFIRMATION BY THE CARRIER DESIGNATED FOR THE EXECUTION OF SHIPMENT OF THE EQUIPMENT FROM HAIFA PORT, ISRAEL, TO NOVOROSSIYSK PORT, RUSSIA, OF CONSENT TO ACCEPT THE EQUIPMENT FOR SHIPMENT;

- THE INVOICE (ORIGINAL) IN THREE COPIES;

- SHIPPING SPECIFICATION IN THREE COPIES;

- PACKING LISTS IN THREE COPIES;

- CERTIFICATES OF ORIGIN IN TWO COPIES, ISSUED BY THE CHAMBER OF COMMERCE;

- QUALITY CERTIFICATES IN TWO COPIES;

- EXPORT DECLARATION.

EACH INDIVIDUAL UNIT OF THE EQUIPMENT SHALL HAVE ITS CERTIFICATES IN THE AMOUNT INDICATED ABOVE.

THE PAYMENT - 10%

THE AMOUNT OF 272,670 $US DOLLARS (TWO HUNDRED AND SEVENTY TWO THOUSAND AND SIX HUNDRED AND SEVENTY DOLLARS US), BEING 10% (TEN PER CENT) OF THE TOTAL VALUE TOTAL VALUE OF THE CONTRACT, SHALL BE PAID TO THE SELLER AFTER HE PROVIDES THE ORIGINAL CERTIFICATE OF ACCEPTANCE AND PUTTING THE EQUIPMENT INTO OPERATION SIGNED BY THE SELLER'S AND THE BUYER'S AUTHORIZED REPRESENTATIVES, AND PRESENTS AN INVOICE TO THE AMOUNT INDICATED IN THIS PARAGRAPH IN THREE ORIGINAL COPIES MADE IN ENGLISH.

ALL THE LETTER OF CREDIT EXPENSES AND COMMISSIONS IN THE BUYER'S COUNTRY SHALL BE PAID BY THE BUYER, AND IN THE SELLER'S COUNTRY SHALL BE PAID BY THE SELLER.

THE FIRST-CLASS EUROPEAN BANK COMMISSION FOR CONFIRMING THE LETTER OF CREDIT SHALL BE PAID BY THE SELLER.

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THE FIRST-CLASS EUROPEAN BANK COMMISSION FOR FINANCING THE LETTER OF CREDIT
SHALL BE PAID BY THE BUYER.

ALL DOCUMENTS PRESENTED UNDER THE LETTER OF CREDIT SHALL BE PRESENTED WITHIN THE VALIDITY OF THE LETTER OF CREDIT.

IN CASE THAT THE SELLER BREAKS DATE OF DELIVERY AND OTHER PROVISIONS OF THE CONTRACT, ALL EXPENSES ON EXTENDING THE VALIDITY AND MODIFYING THE LETTER OF CREDIT SHALL BE BORNE BY THE SELLER.

3.2. ALL AMOUNTS, RELATED TO THE PRESENT CONTRACT, SHALL BE PAID IN FULL BY THE BUYER TO THE SELLER IN US DOLLARS WITHOUT ANY DEDUCTION OF THE AMOUNTS DUE.

4. DELIVERY DATE

4.1. THE EQUIPMENT, INDICATED IN THE APPENDIX 1 OF THE PRESENT CONTRACT, SHALL BE DELIVERED TO HAIFA PORT, ISRAEL, WITHIN 120 DAYS OF THE DATE OF SIGNING OF THE PRESENT CONTRACT.

4.2. THE DATE OF DELIVERY TO HAIFA PORT, ISRAEL, SHALL BE THE DATE OF NOTIFICATION OF THE BUYER BY THE CARRIER EXECUTING SHIPMENT OF THE EQUIPMENT FROM HAIFA PORT, ISRAEL, TO THE PORT OF NOVOROSSIYSK, RUSSIA, OF CONSENT TO ACCEPT THE EQUIPMENT FOR SHIPMENT;

4.3. PARTIAL DELIVERIES OF THE EQUIPMENT ARE PROHIBITED. THE EARLY DELIVERIES ARE ALLOWED WITH THE BUYER'S WRITTEN CONFIRMATION.

4.4. 15 DAYS BEFORE THE READINESS FOR SHIPMENT, BUT NOT LATER THAN 10 DAYS BEFORE THE DATE OF COMMENCEMENT OF DELIVERY, THE SELLER SHALL SEND TO THE BUYER BY MEANS OF FACSIMILE COMMUNICATION OR E-MAIL MESSAGE (FAX: +7 (86146) 4 37 28) A NOTICE OF THE READINESS OF THE GOODS FOR SHIPMENT WITH THE DETAILED SPECIFICATION OF THE SHIPPED EQUIPMENT AND INDICATION OF NET AND GROSS WEIGHTS.

4.5. IN CASE THE DELIVERY OF THE EQUIPMENT BY THE SELLER TO HAIFA PORT, ISRAEL, IS NOT CARRIED OUT WITHIN 120 DAYS OF THE DATE OF SIGNING OF THE PRESENT CONTRACT, AS INDICATED IN CLAUSES 4.1. AND 4.2., THE SELLER IS OBLIGED WITHIN 10 BANKING DAYS OF THE DATE OF RECEIPT OF THE BUYER'S CLAIM ON NON-DELIVERY OF THE EQUIPMENT IN DUE TIME TO EFFECT IN FULL ALL PAYMENTS PREVIOUSLY PAID BY THE BUYER TO THE SELLER UNDER THE PRESENT CONTRACT.

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IN CASE OF DELAY IN TRANSFER OF PAYMENTS BY THE SELLER FOR MORE THAN 5 BANKING
DAYS, THE SELLER SHALL PAY THE BUYER A PENALTY AT THE RATE OF 0.1% OF THE OUTSTANDING AMOUNT FOR EVERY DAY OF DELAY.

5. LIQUIDATED DAMAGES

5.1. AFTER THE EQUIPMENT ARRIVES TO THE PLACE OF DELIVERY (CLAUSE 1.3. OF THE PRESENT CONTRACT), THE BUYER SHALL SUBMIT THE TRANSPORTED EQUIPMENT TO A NO-DELAY EXAMINATION, AND, IF THE QUALITY, TECHNICAL CONDITIONS OR THE QUANTITY PROVE TO BE NOT CORRESPONDING TO THOSE SPECIFIED IN THE CONTRACT AND SHIPPING SPECIFICATION, THE BUYER SHALL IMMEDIATELY INFORM THE SELLER ABOUT THAT IN WRITING (LETTER OF CLAIM).

IN CASE THE SELLER IS RESPONSIBLE FOR THE CLAIMED DEFECTS, THE SELLER SHALL TAKE ALL MEASURES FOR THE IMMEDIATE ELIMINATION OF THE DEFECTS, COMPLETE OR PARTIAL REPLACEMENT OF THE EQUIPMENT AT THE SELLER'S OWN EXPENSE.

IF THE SELLER FAILS TO ANSWER THE BUYER WITHIN 20 DAYS AFTER RECEIPT OF THE AFORESAID CLAIM, THE CLAIM SHALL BE RECOGNISED AS HAVING BEEN ACCEPTED BY THE SELLER.

5.2. NEITHER OF THE PARTIES SHALL BE HELD RESPONSIBLE TO THE OTHER PARTY FOR ANY DAMAGE OR LOSS WHATSOEVER EXCEPT THOSE EXPRESSLY AGREED BY TERMS OF THE CONTRACT.

6. TECHNICAL DOCUMENTATION

6.1. IN ORDER TO ENSURE NORMAL AND TROUBLE-FREE OPERATION OF THE EQUIPMENT TO BE SUPPLIED ACCORDING TO THE CLAUSE 1.1. OF THE PRESENT CONTRACT, WITH THE CAPACITY AND OTHER GUARANTEED VALUES STIPULATED BY THE PRESENT CONTRACT, THE SELLER UNDERTAKES TO DEVELOP AND DELIVER TO THE BUYER TECHNICAL DOCUMENTATION IN ACCORDANCE WITH APPENDIXES 1-2 AND ARTICLE 6 OF THE PRESENT CONTRACT.

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6.2. THE FINAL TECHNICAL DOCUMENTATION REQUIRED FOR OPERATION, MAINTENANCE AND
SERVICE OF THE EQUIPMENT SHALL BE DELIVERED TOGETHER WITH THE EQUIPMENT.

6.3. THE TECHNICAL DOCUMENTATION OF ORGANITECH LTD. SHALL BE DELIVERED IN 3 (THREE) COPIES MADE IN ENGLISH AND IN RUSSIAN, AND THE SELLER'S SUBCONTRACTORS' TECHNICAL DOCUMENTATION SHALL BE DELIVERED IN ENGLISH.

6.4. THE COMPLETE SET OF DRAWINGS AND TECHNICAL DOCUMENTATION DELIVERED UNDER THE PRESENT CONTRACT SHALL BE CORRECT, HIGH-QUALITY AND ADEQUATE FOR INSTALLATION WORK AND OPERATION OF THE EQUIPMENT.

7. GUARANTEE OF THE QUALITY OF THE EQUIPMENT

7.1. THE QUALITY OF THE SUPPLIED EQUIPMENT SHALL CORRESPOND TO THE TECHNICAL CONDITIONS INDICATED IN THE PRESENT CONTRACT OR IN THE APPENDIXES HERETO.

THE SELLER SHALL WARRANT THAT:

A) THE SUPPLIED EQUIPMENT CORRESPONDS TO THE WORLD TECHNICAL LEVEL AND COMMON STANDARDS EXISTING IN THE SELLER'S COUNTRY FOR THIS TYPE OF EQUIPMENT AT THE TIME OF THE EXECUTION OF CONTRACT;

B) HIGH QUALITY MATERIALS, FIRST-RATE MACHINING AND ASSEMBLING WERE USED FOR THE PRODUCTION OF THE EQUIPMENT;

C) THE EFFICIENCY OF THE SUPPLIED EQUIPMENT AND THE QUALITY OF ITS OPERATION SHALL BE IN FULL ACCORDANCE WITH TECHNICAL CONDITIONS OF THE CONTRACT;

D) THE COMPLETENESS OF THE DELIVERED EQUIPMENT SHALL BE IN FULL ACCORDANCE WITH CONDITIONS OF THE CONTRACT AND SHALL ENSURE ITS NORMAL AND UNINTERRUPTED OPERATION;

7.2. THE SELLER SHALL WARRANT HIGH-QUALITY AND FAULTLESS OPERATION OF THE EQUIPMENT WITHIN 12 MONTHS OF THE DATE OF COMMISSIONING.

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7.3. IF DURING THE WARRANTY PERIOD THE EQUIPMENT PROVES TO BE DEFECTIVE OR DOES
NOT CORRESPOND TO THE CONDITIONS OF THE CONTRACT, OR IT DOES NOT ACHIEVE THE SELLER' EQUIPMENT PRODUCTION SPECIFICATION AS DEFINED IN APPENDIX 1, THE SELLER SHALL, AT THE SELLER'S OWN EXPENSE AND AT THE BUYER'S OPTION, ELIMINATE THOSE DEFECTS OR REPLACE THE DEFECTIVE EQUIPMENT WITH THE ADEQUATE QUALITY EQUIPMENT, WHICH SHALL BE DELIVERED TO THE BUYER'S PREMISES WITHOUT DELAY.

7.4. AT THE SELLER'S REQUEST, THE DEFECTIVE EQUIPMENT OR PART THEREOF UPON DELIVERY OF THE NEW EQUIPMENT OR PARTS THEREOF SHALL BE RETURNED TO THE SELLER AT THE SELLER'S OWN EXPENSE. SUCH REQUEST SHALL BE MADE NOT LATER THAN THREE MONTHS OF THE DATE OF REEQUIPMENT.

7.5. IF DEFECT ELIMINATION IS EFFECTED BY AGREEMENT AMONG THE PARTIES AND BY THE BUYER'S MANPOWER, THE SELLER SHALL COMPENSATE THE BUYER THE EXPENSES INCURRED THEREWITH.

7.6 IN CASE OF REPAIR OR REPLACEMENT OF THE FAULTY EQUIPMENT OR PARTS THEREOF, THE GUARANTEE PERIOD FOR THE BASIC EQUIPMENT SHALL BE EXTENDED FOR THE TIME, DURING WHICH THE EQUIPMENT WAS IDLE DUE TO THE DETECTED DEFECT.

7.7. NEW WARRANTY PERIODS, EQUAL TO THOSE SPECIFIED IN THE CLAUSE 7.2. OF THE PRESENT ARTICLE, SHALL BE FIXED FOR THE PARTS OF THE EQUIPMENT SUPPLIED IN REPLACEMENT OF DEFECTIVE ONES.

8. EQUIPMENT INSTALLATION AND ACCEPTANCE

8.1. THE INSTALLATION WORK UNDER THE PRESENT CONTRACT SHALL BE CARRIED OUT BY THE BUYER'S MANPOWER WITHIN 4 MONTHS AFTER THE EQUIPMENT ARRIVES TO THE BUYER'S PREMISES.

THE SELLER SHALL BEAR IN FULL EXPENSES FOR PAYING AIRFARE AND DAILY ALLOWANCE OF THE SELLER'S TECHNICAL STAFF. THE BUYER SHALL PROVIDE THE TRANSPORTATION OF THE SELLER'S TECHNICAL STAFF FROM THE PLACE OF RESIDENCE IN THE TOWN OF SLAVYANSK-ON-KUBAN TO THE PLACE OF INSTALLATION OF THE EQUIPMENT AND BACK.

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THE SELLER BEARS FULL RESPONSIBILITY FOR PAYMENTS OF HIS TECHNICAL STAFF TO THE
BUYER'S LOCATION. THE BUYER BEARS FULL RESPONSIBILITY FOR THE SELLER'S TECHNICAL STAFF CONSISTING OF MEALS AND ACCOMMODATION OF THE SELLER'S EMPLOYEES.

8.2. AFTER ALL PARTS OF THE EQUIPMENT ARRIVE TO THE BUYER'S TERRITORY, WITHIN THREE DAYS, THE SELLER AND THE BUYER SHALL SIGN THE TRILATERAL RECORD OF ACCEPTANCE OF THE EQUIPMENT REGARDING ITS QUALITY AND COMPLETENESS.

THE RECORD SHALL CONTAIN THE FOLLOWING CLAUSES:

A) THE DESCRIPTION OF VISUALLY DETECTED DEFECTS OF THE PARTS, COMPONENTS AND UNITS OF THE EQUIPMENT, STATING THE POSSIBLE REASON OF THEIR INITIATION;

B) THE COMPLETENESS OF THE EQUIPMENT;

C) THE PERSON MADE RESPONSIBLE FOR ELIMINATING DEFECTS;

D) MEASURES AND SCHEDULE FOR ELIMINATING THE DETECTED DEFECTS.

8.3. THE INSTALLATION OF THE EQUIPMENT SHALL BE CARRIED OUT BY THE BUYER AT THE
ADDRESS: 615 SHKOLNAYA STR., SLAVYANSK-ON-KUBAN, RUSSIA.

8.4. WITHIN 40 DAYS AFTER RECEIVING THE DOWN PAYMENT, THE SELLER SHALL INFORM THE BUYER ABOUT THE REQUIREMENTS FOR THE PREPARATION OF THE SITE AND TRANSFER INSTALLATION DRAWINGS.

BEFORE THE DELIVERY OF THE EQUIPMENT, THE BUYER SHALL PERFORM NECESSARY WORK ON PREPARATION OF THE INSTALLATION SITE ACCORDING TO THE REQUIREMENTS OF THE TECHNICAL DOCUMENTATION UNDER THE CLAUSE 6.1. OF THE PRESENT CONTRACT.

8.5. THE FINAL ACCEPTANCE SHALL BE CARRIED OUT BY REPRESENTATIVES OF THE SELLER AND THE BUYER ACCORDING TO THE RESULTS OF PUTTING THE EQUIPMENT INTO OPERATION AT THE ADDRESS: 615 SHKOLNAYA STR., SLAVYANSK-ON-KUBAN, RUSSIA, AT THE PERIOD SPECIFIED BY THE CONTRACT, BY MUTUAL AGREEMENT THAT WARRANTY FIGURES HAVE BEEN ACHIEVED.

8.6. CONSIDERING ALL CONDITIONS OF ACCEPTANCE, THE REPORT OF ACCEPTANCE AND PUTTING INTO OPERATION OF THE EQUIPMENT SHALL BE DRAWN UP AND SIGNED IN TWO COPIES, STATING THE OBJECT AND THE DATE OF ACCEPTANCE BY THE REPRESENTATIVES OF THE PARTIES, WITHIN 2 (TWO) DAYS FROM THE MOMENT WHEN FOR THE FIRST TIME THE TERMS FOR ACCEPTANCE WERE MET, BUT NOT LATER THAN 4 MONTHS OF THE DATE OF DELIVERY OF THE EQUIPMENT UNDER THE CLAUSE 1.3. OF THE PRESENT CONTRACT.

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8.7. THE BUYER'S COMMITMENTS:

1) THE BUYER SHALL EXECUTE CUSTOMS CLEARANCE OF THE EQUIPMENT ON THE TERRITORY OF THE RUSSIAN FEDERATION.

2) DURING THE INSTALLATION WORK THE BUYER SHALL PROVIDE FREE OF CHARGE THE SELLER'S EMPLOYEE WITH THE FIRST MEDICAL AID WITHIN THE POSSIBILITIES AVAILABLE AT THE PREMISES OF THE BUYER.

3) THE BUYER SHALL PROVIDE FACILITIES FOR PERFORMING INSTALLATION WORK.

9. PACKING AND MARKING

9.1. THE EQUIPMENT SHALL BE PACKED IN A FASHION SUITABLE TO BE PREVENTED DURING TRANSPORTATION FROM DAMAGE CAUSED BY DAMPNESS, RUST, IMPACT AND EROSION. THE PACKAGING SHALL MEET THE REQUIREMENTS OF FREIGHT TRANSPORTATION.

9.2. THE SELLER SHALL INCUR LIABILITIES TO THE BUYER FOR ANY DAMAGE AND LOSS OF GOODS ATTRIBUTABLE TO INADEQUATE OR IMPROPER PACKAGING.

9.3. OVERALL DIMENSIONS, GROSS WEIGHT, NET WEIGHT OF EACH PACKAGE AND ALL NECESSARY SAFETY TIPS, SUCH AS "DO NOT TURN OVER", "KEEP AWAY FROM MOISTURE", "HANDLE WITH CARE", "HOOK-ON POINT", SHALL BE STENCILLED ON THE SURFACE OF EACH PACKAGE WITH NONFADING STAIN.

9.4. THE SELLER SHALL COMPILE A DETAILED PACKING LIST FOR EACH PACKAGE INDICATING THE NAMES OF PACKED ITEMS, THEIR QUANTITY, TYPE (MODEL), SERIAL NUMBER, POSITION NUMBER IN THE SPECIFICATION, GROSS AND NET WEIGHTS, THE CONTRACT NUMBER, TRANS NUMBER.

9.5. ONE COPY OF THE PACKING LIST IN A WATERPROOF ENVELOPE SHALL BE ENCLOSED INTO THE BOX WITH THE EQUIPMENT, AND ANOTHER COPY COVERED WITH A TIN PLATE SHALL BE ATTACHED TO THE EXTERNAL SIDE OF THE BOX.

9.6. EACH BOX SHALL BE MARKED AT ITS SIDES AND ON THE TOP. EACH PACKAGE SHALL BE MARKED BY INDELIBLE PAINT WITH THE FOLLOWING (IN RUSSIAN AND IN ENGLISH):

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TOP
WITH CARE
DO NOT TURN OVER
ZAO "SAD-GIGANT KHOLOD"
CONTRACT NO.
POSITION OF EQUIPMENT
PACKAGE NO.
GROSS WEIGHT      KG
NET WEIGHT        KG
BOX DIMENSIONS IN CM
(LENGTH, WIDTH, HEIGHT)

9.7. BOXES WEIGHING 500 KG AND MORE, OR OVER 1M IN HEIGHT, SHALL HAVE THE INDICATION OF THE CENTRE OF GRAVITY.

9.8. EACH BOX SHALL BE MARKED WITH FRACTIONAL NUMBERS WHERE THE NUMERATOR SHALL INDICATE THE SEQUENCE NUMBER OF THE BOX, AND THE DENOMINATOR - THE TOTAL AMOUNT OF PACKAGES OF ONE COMPLETE UNIT OF THE EQUIPMENT.

10. INSURANCE

10.1 THE BUYER SHALL ASSUME ALL RESPONSIBILITIES AND EXPENSES ON INSURANCE OF THE EQUIPMENT BEING DELIVERED UNDER THE PRESENT CONTRACT FROM THE TIME OF ITS DISPATCH FROM HAIFA PORT UNTIL THE MOMENT WHEN THE EQUIPMENT ARRIVES TO THE PLACE OF DELIVERY, ACCORDING TO THE CLAUSE 1.3. OF THE PRESENT CONTRACT.

11. FORCE MAJEURE

11.1. THE PARTIES SHALL BE RELEASED FROM RESPONSIBILITY FOR A PARTIAL OR COMPLETE DEFAULT ON OBLIGATIONS UNDER THE CONTRACT, SHOULD THIS DEFAULT BE CAUSED BY THE FORCE MAJEURE CIRCUMSTANCES, NAMELY, STRIKES, FIRE, INUNDATION, EARTHQUAKE, WAR, AS WELL AS OTHER CIRCUMSTANCES BEYOND BOTH SIDES' CONTROL, AND IF THESE CIRCUMSTANCES DIRECTLY AFFECTED THE EXECUTION OF THE PRESENT CONTRACT.

11.2. THE PARTY, BEING UNABLE TO FULFIL ITS OBLIGATIONS UNDER THE PRESENT CONTRACT, SHALL INFORM THE OTHER PARTY WITHIN 3 DAYS ABOUT THE APPROACH AND CESSATION OF THE ABOVE MENTIONED CIRCUMSTANCES.

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CERTIFICATES ISSUED BY THE CHAMBER OF COMMERCE OF THE SELLER'S OR THE BUYER'S
COUNTRY RESPECTIVELY SHALL SERVE AS A PROPER EVIDENCE OF EXISTENCE OF THE ABOVE MENTIONED CIRCUMSTANCES AND THEIR DURATION.

11.3. IN CASE THE ABOVE MENTIONED CIRCUMSTANCES CONTINUE FOR OVER 30 DAYS, THE PARTIES SHALL MEET AND CO-ORDINATE THEIR FURTHER ACTIONS UNDER THE PRESENT CONTRACT.

12. ARBITRATION

12.1. THE SELLER AND THE BUYER SHALL TAKE ALL POSSIBLE MEASURES TO SETTLE AMICABLY ALL DISPUTES OR DISAGREEMENTS ARISING FROM THE PRESENT CONTRACT OR IN CONNECTION WITH IT.

12.2. IN CASE THE PARTIES FAIL TO AGREE, THE MATTER SHALL BE SETTLED BY THE LONDON ARBITRAGE, UNITED KINGDOM.

12.3. THE ARBITRAL AWARDS SHALL BE FINAL AND BINDING UPON BOTH PARTIES.

12.4. SHOULD A DISPUTE ARISE IN THE LONDON ARBITRAGE WITH RESPECT TO THE INTERPRETATION OF THIS AGREEMENT, THE ENGLISH VERSION SHOULD PREVAIL.

13. OTHER CONDITIONS

13.1. THE SELLER GUARANTEES TO THE BUYER THAT HE POSSESSES THE REQUIRED SCOPE OF RIGHTS TO ALL RELEVANT PATENTS AND INVENTIONS CONCERNING THE DELIVERED EQUIPMENT.

13.2. ALL DUES, TAXES AND CUSTOMS FEES INCURRED ON THE TERRITORY OF THE SELLER'S COUNTRY SHALL BE BORNE BY THE SELLER, AND ON THE TERRITORY OF THE BUYER'S COUNTRY - BY THE BUYER.

13.3. ALL APPENDIXES AND MODIFICATIONS OF THE PRESENT CONTRACT SHALL BE CONSIDERED TO BE ITS INTEGRAL PARTS, IF THEY ARE EXECUTED IN WRITTEN FORM AND SIGNED BY TWO PARTIES.

13.5. NEITHER PARTY IS ENTITLED TO ASSIGN TO A FORTH PARTY ITS RIGHTS, OBLIGATIONS AND INFORMATION UNDER THE PRESENT CONTRACT WITHOUT THE WRITTEN CONSENT OF THE PARTIES HAVING SIGNED THE PRESENT CONTRACT.

13.6. ALL AGREEMENTS, NEGOTIATIONS AND CORRESPONDENCE BETWEEN THE PARTIES CONCERNING THE ISSUES STATED IN THE PRESENT CONTRACT, WHICH OCCURRED BEFORE THE CONTRACT HAS BEEN SIGNED, LOOSE THEIR FORCE STARTING FROM THE DATE OF SIGNING OF THE CONTRACT.

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13.7. THE PRESENT CONTRACT HAS BEEN PREPARED AND SIGNED IN ENGLISH AND RUSSIAN
IN TWO COPIES.

1 COPY FOR THE BUYER

1 COPY FOR THE SELLER

14. EFFECTIVE DATE

14.1. THE PRESENT CONTRACT SHALL BECOME EFFECTIVE ON THE DATE OF SIGNING BY THE PARTIES AND SHALL BE IN FORCE UNTIL BOTH PARTIES COMPLETELY FULFIL THEIR OBLIGATIONS.

ALL NOTICES, REQUESTS OR MESSAGE EXCHANGE BETWEEN THE PARTIES UNDER THE PRESENT CONTRACT SHALL BE IN SENT IN WRITING IN ENGLISH AND/OR IN RUSSIAN SIGNED BY THE AUTHORIZED REPRESENTATIVE OF THE SENDING PARTY, AS WELL AS BY CABLE OR FAX (WITH IMMEDIATE WRITTEN CONFIRMATION OF RECEIPT).

15. LEGAL ADDRESSES OF THE PARTIES

THE SELLER:

"ORGANITECH LTD" (P.O.BOX 700, YOQNEAM, 20692,
TEL:+972 49590515
FAX: +972 49590514

THE SELLER'S BANK:

BANK LEUMI LEISRAEL
CENTRAL BRANCH HAIFA
ISRAEL
BANK-10
BRANCH-876
ACCOUNT - 193300/11
SWIFT CODE-LUMIILITHAI
ACCOUNT NAME-ORGANITECH LTD

THE BUYER:
ZAO "SAD-GIGANT KHOLOD"
615 SHKOLNAYA STR.,
SLAVYANSK-ON-KUBAN
KRASNODAR KRAI, RUSSIA
TEL: +7 (86146) 4 40 91
FAX: +7 (86146) 4 40 91
INN 2349025522
KPP 2349001001
OGRN 1052327424753, DATE OF REGISTREISN
23/05/2005

THE BANK OF THE BUYER:

SLAVYANSKOYE OSB 1818 SLAVYANSK-ON-KUBAN OF THE YUGO-ZAPADNY SAVINGS BANK OF THE RF THE CITY OF ROSTOV-ON-DON

CORRESPONDENT ACCOUNT 30101810600000000602
SETTLEMENT ACCOUNT 4070281063018010101312
BIK 046015602

APPENDIXES TO THE CONTRACT:

APPENDIX NO.1

SPECIFICATION OF THE EQUIPMENT.

APPENDIX NO. 2

WARRANTY OF QUALITY OF THE EQUIPMENT.


ON BEHALF OF THE                                   ON BEHALF OF THE
SELLER                                             BUYER

Lior Hessel                                        ALEXANDER KLAD
________________                                   ________________

                                                   APPENDIX NO.1 TO THE CONTRACT
                                                   DATED _________________
                                                   NO.___________________

                         SPECIFICATION OF THE EQUIPMENT

                                                                                                        TOTAL IN US
NO.                                   ITEM                                              UNITS             DOLLARS
------  -----------------------------------------------------------------------        -------         -------------
1.      WATERBED SEALING AND INSULATION SYSTEM                                          10 000

        PP OVERFLOW                                                                        240
                                                                                                         885 000
        MID-BED SEPERATION SYSTEM INCLUDING PLASTIC CORD, SUPPORT & HOLDERS                240

        WATERBED SUPPORT SYSTEM INCLUDING ADJUSTABLE LEGS, METAL BASE & METAL FRAME     10 000

2.      X PISTON SET                                                                       240

        Y PISTON SET                                                                       240            190 000

        HIGH PRESSURE AIR SYSTEM INCLUDING DRIERS, PIPES & SOLENOIDES CONSULE               20

3.      CIRCULATOIN PUMPS                                                                   21

        REVERSE OSMOSIS SYSTEM INCLUDING CONTROL PANEL, HIGH PRESSURE PUMP, BB
        FILTERS & FILTRATION MEMBRANE                                                        1

        PURIFIED WATER TANKS (1500 L)                                                        4            184 000

        FERTILIZATION UNIT INCLUDING  4 DOSING PUMPS                                         1

        FERTILIZER TANKS (1500 L)                                                            2

        FERTILIZER TANKS (100 L)                                                             2

4.      ELECRICITY SYSTEM                                                                    1

        ELECTRONICS CONTROL AND MONITOR SYSTEM INCLUDING MAIN ELECTRIC BOARD,                             285 000
        SUB-BOXES, WIRING, ELECTRIC BOARDS                                                   9

5.      POLYSTYRENE GROWING TRAYS (6 HOLES) INCLUDING SPACER                            41 000            192 700

6.      MAIN CONTROL ROOM                                                                    1            270 000

7.      CLIMATE CONTROL SYSTEM INCLUDING MISTERS, THERMAL SCREEN, WATER HEATING
        SYSTEM, AIR HEATING SYSTEM, EVAPORATIVE COOLER & FANS                           11 000            270 000

8.      GREENHOUSE STRUCTURE (110 TON)                                                  11 000

        CORRUGATED POLYCARBONATE GLAZING                                                12 670            350 000

        DOUBLE POLYCARBONATE GLAZING                                                     3 300

9.      INSTALLATION WORK                                                                                 100 000

                                                                                         TOTAL:         2 726 700



ON BEHALF OF THE                                   ON BEHALF OF THE
SELLER                                             BUYER

LIOR HESSEL                                        ALEXANDER KLAD
________________                                   ________________

                                                  APPENDIX NO. 2 TO THE CONTRACT
                                                  DATED _________________
                                                  NO.___________________

                       GT 2500 WARRANTY OF QUALITY OF THE
                                   EQUIPMENT

IT IS WARRANTED THAT:

1. THE QUALITY OF THE SUPPLIED EQUIPMENT SHALL CORRESPOND TO THE TECHNICAL CONDITIONS INDICATED IN THE PRESENT CONTRACT OR IN THE APPENDIXES DULY SIGNED ON JUNE 26TH 2005.

THE SUPPLIED EQUIPMENT CORRESPONDS TO THE HIGHEST STANDARDS EXISTING IN THE SELLER'S COUNTRY FOR THIS TYPE OF EQUIPMENT AT THE TIME OF THE EXECUTION OF CONTRACT;

HIGH QUALITY MATERIALS, FIRST-RATE MACHINING AND ASSEMBLING WERE USED FOR THE PRODUCTION OF THE EQUIPMENT;

2. THE SELLER WARRANTS HIGH-QUALITY AND FAULTLESS OPERATION OF THE EQUIPMENT FOR 12 MONTHS FROM THE DATE OF COMMISSIONING.

3. IF DURING THE WARRANTY PERIOD THE EQUIPMENT PROVES TO BE DEFECTIVE OR DOES NOT CORRESPOND TO THE CONDITIONS OF THE CONTRACT, DOES NOT ACHIEVE THE SPECIFIED EFFICIENCY OR LOSES IT, THE SELLER SHALL, AT THE SELLER'S OWN EXPENSE AND AT THE BUYER'S OPTION, ELIMINATE THOSE DEFECTS OR REPLACE THE DEFECTIVE EQUIPMENT WITH THE ADEQUATE QUALITY EQUIPMENT, WHICH SHALL BE DELIVERED TO THE BUYER'S PREMISES WITHOUT DELAY.

4. AT THE SELLER'S REQUEST, THE DEFECTIVE EQUIPMENT OR PART THEREOF UPON DELIVERY OF THE NEW EQUIPMENT OR PARTS THEREOF SHALL BE RETURNED TO THE SELLER AT THE SELLER'S OWN EXPENSE. SUCH REQUEST SHALL BE MADE NOT LATER THAN THREE MONTHS OF THE DATE OF RE-EQUIPMENT.

5. IF DEFECT ELIMINATION IS EFFECTED BY AGREEMENT AMONG THE PARTIES AND BY THE BUYER'S MANPOWER, THE SELLER SHALL COMPENSATE THE BUYER THE EXPENSES INCURRED THEREWITH.

6. IN CASE OF REPAIR OR REPLACEMENT OF THE FAULTY EQUIPMENT OR PARTS THEREOF, THE WARRANTY PERIOD FOR THE BASIC EQUIPMENT SHALL BE EXTENDED FOR THE TIME, DURING WHICH THE EQUIPMENT WAS IDLE DUE TO THE DETECTED DEFECT.

7. NEW WARRANTY PERIODS, EQUAL TO ORIGINAL PERIODS, SHALL BE FIXED FOR THE PARTS OF THE EQUIPMENT SUPPLIED IN REPLACEMENT OF DEFECTIVE ONES.

WARRANTED AND APPROVED BY:



LIOR HESSEL
CEO ORGANITECH



ON BEHALF OF THE                                   ON BEHALF OF THE
SELLER                                             BUYER

LIOR HESSEL                                        ALEXANDER KLAD
________________                                   ________________